Exhibit 10.1

SHARE REDEMPTION AND EXCHANGE AGREEMENT

THIS SHARE REDEMPTION AND EXCHANGE AGREEMENT (“Agreement”) is made and entered into as of this 30th day of June, 2021, by and among Manning & Napier, Inc., a Delaware corporation (the “Company”), Manning & Napier Group, LLC, a Delaware limited liability company (“Manning & Napier Group”) and M&N Group Holdings, LLC, a Delaware limited liability company (“Group Holdings” or the “Holder”).

W I T N E S S E T H:

WHEREAS, in connection with a series of transactions involving a group of privately-held, affiliated companies including MNA Advisors, Inc. (f/k/a Manning & Napier Advisors, Inc.), a New York corporation (“MNA”) and Manning & Napier Capital Company, LLC, a New York limited liability company (“MNCC”) (collectively, the “Affiliated Companies”) and pursuant to the terms of that certain Exchange Agreement between the Company, Group Holdings, MNCC and the holders of Units that are party thereto (the “Exchange Agreement”), certain ownership interests of Manning & Napier Group beneficially held by the shareholders of the Affiliated Companies are eligible to be exchanged.

WHEREAS, pursuant to the terms of the Exchange Agreement, shareholders of the Affiliated Companies delivered to the Company Exchange Notices (as defined in the Exchange Agreement) on or before March 15, 2021 indicating that they would tender their beneficial interests in the Units.

WHEREAS, pursuant to the terms of the Exchange Agreement, the independent directors of the Board of Directors of the Company decided that the Company would issue one Class A Share in exchange for each beneficial interest in a Unit tendered.

WHEREAS, subject to the terms and conditions set forth in that certain Share Redemption and Exchange Agreement (the “Redemption and Exchange Agreement”) entered into concurrently with this Agreement between Group Holdings and MNA, MNA is exchanging, in a redemption, units of Group Holdings, which represent beneficial interests in the Units, to Group Holdings in exchange for Class A Shares.

WHEREAS, concurrently with this Agreement, MNA is allocating Class A Shares among its shareholders (the “Shareholders”) who shall, in exchange, provide to MNA shares of MNA, which represent beneficial interests in the Units.

WHEREAS, subject to the terms and conditions set forth herein, Group Holdings desires to exchange 1,562,959.0000 Units, which amount corresponds to the ownership percentage of Manning & Napier Group that is being exchanged by the Shareholders, for 1,562,959.0000 Class A Shares, such that Group Holdings may deliver the Class A Shares to MNA, such that MNA may subsequently allocate such Class A Shares to the Shareholders (the “Exchange”).

WHEREAS, the Parties are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the 1933 Act and Regulation D promulgated under the 1933 Act.

NOW, THEREFORE, in consideration of the foregoing premises, the respective covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, hereby agree as follows:

ARTICLE I

DEFINITIONS.

In this Agreement, the following expressions shall bear the meanings set forth alongside them:

SECTION 1.01 “Affiliated Companies” – shall have the meaning as set forth in the preamble of this Agreement.

SECTION 1.02 “Agreement” – shall have the meaning as set forth in the preamble of this Agreement.

SECTION 1.03 “Business Day” – shall mean a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

SECTION 1.04 “Claim” – shall have the meaning as set forth in Section 8.01 below.

SECTION 1.05 “Class A Shares” shall mean shares of Class A common stock, par value $0.01 per share, of the Company.

SECTION 1.06 “Closing” – shall have the meaning as set forth in Article III below.

SECTION 1.07 “Closing Date” – shall have the meaning as set forth in Article III below.

SECTION 1.08 “Company” – shall have the meaning as set forth in the preamble of this Agreement.

SECTION 1.09 “Covered Person” – means, with respect to the Company and the Holder, as applicable, as an “issuer” for purposes of Rule 506 promulgated under the 1933 Act, any Person listed in the first paragraph of Rule 506(d)(1).

SECTION 1.10 “Disqualification Event” – shall have the meaning as set forth in Section 4.06 below.

SECTION 1.11 “Encumbrances” – shall have the meaning as set forth in Section 5.04 below.

SECTION 1.12 “Exchange” – shall have the meaning as set forth in the preamble of this Agreement.

SECTION 1.13 “Exchange Agreement” – shall have the meaning as set forth in the preamble of this Agreement.

SECTION 1.14 “Exchange Notice” – shall have the meaning as set forth in the preamble of this Agreement.

SECTION 1.15 “Group Holdings” – shall have the meaning as set forth in the preamble of this Agreement.

SECTION 1.16 “Holder” – shall have the meaning as set forth in the preamble of this Agreement.

SECTION 1.17 “Investor Questionnaire” – shall have the meaning as set forth in Section 5.08 below.

SECTION 1.18 “Knowledge” – shall mean the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company or the Holder, as applicable.

SECTION 1.19 “Manning & Napier Group” – shall have the meaning as set forth in the preamble of this Agreement.

SECTION 1.20 “MNA” – shall have the meaning as set forth in the preamble of this Agreement.

SECTION 1.21 “MNCC” – shall have the meaning as set forth in the preamble of this Agreement.

SECTION 1.22 “Redemption and Exchange Agreement” – shall have the meaning as set forth in the preamble of this Agreement.

SECTION 1.23 “Released Claims” – shall mean each and every claim that the Holder may have had in the past or may now have against the Company, Manning & Napier Group, and/or Group Holdings and that has arisen or arises directly or indirectly out of, or relates directly or indirectly to, any circumstance, agreement, activity, action, omission, event or matter occurring or existing on or prior to the Closing Date or, following the Closing, relating to this Agreement, or the transactions described herein; provided, however, that Released Claims shall not include any direct or indirect rights or claims of Holder and/or the Shareholders, either in existence as of immediately prior to the Closing or created as a result of the transactions contemplated hereby, that relate to or arise under that certain Tax Receivable Agreement, dated as of November 23, 2011, among the Company, Manning & Napier Group, and certain other parties (the “Tax Receivable Agreement”).

SECTION 1.24 “SEC Filing” – shall mean all reports, schedules, forms, statements and other documents required to be filed by the Company under the 1933 Act and the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof, for the one-year period preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material).

SECTION 1.25 “Shareholders” – shall have the meaning as set forth in the preamble of this Agreement.

SECTION 1.26 “Shares” – shall have the meaning as set forth in Section 2.01(a) below.

SECTION 1.27 “Units” – shall mean the Class A Units of Manning & Napier Group.

SECTION 1.28 “1933 Act” – shall mean the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

SECTION 1.29 “1934 Act” – shall mean the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

ARTICLE II

EXCHANGE.

SECTION 2.01 Exchange of Securities.

(a) Subject to the terms and conditions hereof, on the Closing Date, the Company shall issue, sell and deliver to the Holder 1,562,959.0000 Class A Shares (the “Shares”). The Holder shall, concurrently with this Agreement, sell, transfer and deliver the Shares to MNA pursuant to the Redemption and Exchange Agreement. MNA shall, concurrently with this Agreement, allocate the Shares among the Shareholders. The Shares shall have the rights, preferences and privileges as set forth in the Company’s Amended and Restated Certificate of Incorporation.

(b) In consideration for the Shares, the Holder shall sell, transfer and deliver to the Company 1,562,959.0000 Units.

SECTION 2.02 Release of Claims. The Holder hereby generally, irrevocably, unconditionally and completely releases and forever discharges the Company, Manning & Napier Group, and their respective officers, directors, partners, members, employees, agents, attorneys and representatives and assigns from the Released Claims.

ARTICLE III

CLOSING.

Upon satisfaction of the conditions set forth in Article VII, the completion of the Exchange whereby the Company shall issue, sell and deliver to the Holder Class A Shares and the Holder shall transfer to the Company Units corresponding to the ownership percentage of Manning & Napier Group being exchanged by the Shareholders (the “Closing”) shall occur in accordance with Article II. The Closing shall occur at the offices of the Company, or at such other location as may be mutually agreed to by the Parties hereto, at a time to be agreed to by the Parties (the “Closing Date”).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Holder as follows:

SECTION 4.01 Organization, Good Standing and Qualification. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as now conducted, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to be material to the Company.

SECTION 4.02 Authorization. The Company has the requisite corporate power and authority and has taken all requisite corporate action necessary for, and no further action on the part of the Company, its officers, directors and stockholders is necessary for, (i) the authorization, execution and delivery of the Agreement, (ii) the authorization of the performance of all obligations of the Company hereunder, and (iii) the authorization, issuance (or reservation for issuance), sale and delivery of the Shares.

SECTION 4.03 Capitalization. The Company is authorized under its Amended and Restated Certificate of Incorporation to issue 300,000,000 Class A Shares. The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights that have not been validly waived.

SECTION 4.04 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D promulgated under the 1933 Act) in connection with the offer or sale of any of the Shares.

SECTION 4.05 Private Placement. Assuming the accuracy of the representations and warranties of the Holder set forth in Article V, the offer and sale of the Shares to the Holder as contemplated hereby is exempt from the registration requirements of the 1933 Act. The issuance and sale of the Shares does not contravene the rules and regulations of the New York Stock Exchange.

SECTION 4.06 No Bad Actors. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the 1933 Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s Knowledge, any Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) is applicable.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE HOLDER.

The Holder represents and warrants to the Company and Manning & Napier Group as follows:

SECTION 5.01 Organization and Existence. The Holder has been duly formed, is validly existing as a limited liability company in good standing under the laws of the State of Delaware, has all requisite limited liability company power and authority to own its property and to conduct its business as now conducted, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to be material to the Holder.

SECTION 5.02 Authorization. The Holder has the requisite limited liability company power and authority and has taken all requisite limited liability company action necessary for, and no further action on the part of the Holder, its officers, directors and members is necessary for, (i) the authorization, execution and delivery of the Agreement, (ii) the authorization of the performance of all obligations of the Holder hereunder, and (iii) the Exchange, including acquiring of the Shares and the sale, transfer and delivery of the Units.

SECTION 5.03 Purchased Entirely for Own Account. The Shares to be received by the Holder hereunder will be acquired for the Holder’s own account, not as nominee or agent, for the purpose of investment and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to the Holder’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. The Shares are being purchased by the Holder in the ordinary course of its business. Nothing contained herein shall be deemed a representation or warranty by the Holder to hold the Shares for any period of time. The Holder is not a broker-dealer registered with the Securities and Exchange Commission under the 1934 Act or an entity engaged in a business that would require it to be so registered.

SECTION 5.04 Ownership of Units. The Holder is the lawful owner of record and beneficially owns, and has good and marketable title to, the Units, free and clear of any security interest, pledge, mortgage, lien, call, option, charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership (collectively, “Encumbrances”). Upon the consummation of the Exchange contemplated by this Agreement, the Company will own the Units free and clear of any Encumbrance.

SECTION 5.05 Disclosure of Information. The Holder has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, and has conducted and completed its own independent due diligence. The Holder acknowledges that copies of the Company’s SEC Filings are available on the EDGAR system.

SECTION 5.06 Restricted Securities. The Holder understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

SECTION 5.07 Legends. It is understood that, except as provided below, certificates or book-entry records evidencing the Shares may bear the following or any similar legend:

(a) “The securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act, (ii) such securities may be sold pursuant to Rule 144 under the Securities Act, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act.”

(b) If required by the authorities of any state in connection with the issuance of sale of the Shares, the legend required by such state authority.

SECTION 5.08 Accredited Investor. The Holder is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the 1933 Act. The Holder has executed and delivered to the Company a questionnaire in substantially the form attached hereto as Exhibit A (the “Investor Questionnaire”), which the Holder represents and warrants is true, correct and complete. The Holder is a sophisticated institutional investor with sufficient knowledge and experience to properly evaluate the risks and merits of its purchase of the Shares. The Holder has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the transactions contemplated by the Agreement (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to the Holder, and (iii) are a fit, proper and suitable investment for the Holder, notwithstanding the substantial risks inherent in investing in or holding the Shares.

SECTION 5.09 No General Solicitation. The Holder did not learn of the investment in the Shares as a result of any general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (a) any advertisement, article, notice or other communication published in any newspaper, magazine, website, or similar media, or broadcast over television or radio, or (b) any seminar or meeting to which the Holder was invited by any of the foregoing means of communications.

SECTION 5.10 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Agreement, any valid right, interest or claim against or upon the Company or Holder for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Holder.

SECTION 5.11 No Bad Actors. No Disqualification Event is applicable to the Holder or, to the Holder’s Knowledge, any Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) is applicable.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF MANNING & NAPIER GROUP.

Manning & Napier Group represents and warrants to the Company and the Holder as follows:

SECTION 6.01 Organization, Good Standing and Qualification. Manning & Napier Group has been duly formed, is validly existing as a limited liability company in good standing under the laws of the State of Delaware, has all requisite limited liability company power and authority to own its property and to conduct its business as now conducted, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to be material to Manning & Napier Group.

SECTION 6.02 Authorization. Manning & Napier Group has the requisite limited liability company power and authority and has taken all requisite limited liability action necessary for, and no further action on the part of Manning & Napier Group, its officers, directors and stockholders is necessary for, (i) the authorization, execution and delivery of the Agreement, (ii) the authorization of the performance of all obligations of Manning & Napier Group hereunder, and (iii) the Exchange.

ARTICLE VII

CONDITIONS TO CLOSING.

SECTION 7.01 Conditions of the Holder to Closing. The obligations of the Holder at the Closing are subject to the fulfilment of each of the following conditions, any or all of which may be waived, in whole or in part, by the Holder, which waiver shall be at the sole discretion of the Holder:

(a) Representations and Warranties Correct. The representations and warranties made by the Company in Article IV hereof and Manning & Napier Group in Article VI hereof shall be true and correct in all material respects on the Closing Date, with the same force and effect as if they had been made immediately prior to the Closing, and as of such time except for such changes which result from the obligations of the Parties to this Agreement.

(b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company and Manning & Napier Group on or prior to Closing shall have been performed or complied with in all material respects.

(c) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated herein and all documents and instruments incident to such transactions shall have been completed.

(d) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

SECTION 7.02 Conditions of the Company to Closing. The obligations of the Company at the Closing are subject to the fulfilment of each of the following conditions, any or all of which may be waived, in whole or in part, by the Company, which waiver shall be at the sole discretion of the Company:

(a) Representations and Warranties Correct. The representations and warranties made by the Holder in Article V hereof shall be true and correct in all material respects when made and on the Closing, with the same force and effect as if they had been made on that date.

(b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Holder on or prior to Closing shall have been performed or complied with in all respects.

(c) Authorization by the Subsidiary. All corporate actions on the part of Manning & Napier Group, and its directors and shareholders, required for the execution, delivery and performance by Manning & Napier Group of its obligations pursuant to this Agreement and the consummation of the transactions contemplated hereby shall have been taken prior to Closing.

ARTICLE VIII

ARTICLE IV INDEMNIFICATION

SECTION 8.01 Holder Indemnity. The Holder covenants and agrees to indemnify and hold the Company, Manning & Napier Group and their officers, directors and stockholders, harmless from and against, and to reimburse such indemnitees for, any claim for any losses, damages, liabilities, deficiencies and expenses (including reasonable counsel fees and expenses) (a “Claim”) incurred by Company or Manning & Napier Group, or any such indemnitee after the date hereof by reason of, or arising from, (a) any misrepresentation or breach of any representation or warranty contained in this Agreement or in any instrument or document executed by the Holder and delivered to the Company or Manning & Napier Group pursuant to the terms hereof or (b) any failure by the Holder to perform any obligation or covenant required to be performed by it under any provision of this Agreement.

SECTION 8.02 Company and Manning & Napier Group Indemnity. The Company and Manning & Napier Group covenant and agree to indemnify and hold the Holder and its officers, directors and members harmless from and against, and to reimburse such indemnitees for, any Claim, including reasonable counsel fees and expenses, incurred by the Holder, or any such indemnitee after the date hereof by reason of, or arising from, (a) any misrepresentation or breach of any representation or warranty contained in this Agreement or in any instrument or document executed by the Company or Manning & Napier Group and delivered to the Holder pursuant to the terms hereof or, (b) any failure by the Company or Manning & Napier Group to perform any obligation or covenant required to be performed by it under any provision of this Agreement.

ARTICLE IX

MISCELLANEOUS.

SECTION 9.01 Governing Law. This Agreement, and any claim, dispute or controversy of whatever nature arising out of or relating to this Agreement, shall be governed by and interpreted in accordance with the laws of the New York, without giving effect to any choice of law principles that would require the application of the laws of a different state.

SECTION 9.02 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assignees, heirs, executors and administrators of the Parties hereto. No assignment of any rights or obligations pursuant to this Agreement may be made by the Holder except with a transfer of the Shares.

SECTION 9.03 Entire Agreement; Amendments. This Agreement and any other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the Parties with regard to the subject matters hereof and thereof and shall supersede all prior agreements and understandings relating thereto. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by an instrument in writing signed by the Parties hereto.

SECTION 9.04 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by e-mail, then such notice shall be deemed given upon receipt of confirmation of receipt of an e-mail transmission, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Manning & Napier, Inc.

290 Woodcliff Drive

Fairport, New York 14450

Attention: Corporate Secretary

With a copy (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale and Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, New York 10007

Attention: Knute Salhus

Email: knute.salhus@wilmerhale.com

If to Manning & Napier Group:

Manning & Napier Group, LLC

290 Woodcliff Drive

Fairport, New York 14450

Attention: Corporate Secretary

If to the Holder:

M&N Group Holdings, LLC

c/o Manning Ventures, Inc.

PO Box 1676

Fairport, New York 14450

SECTION 9.05 Delays or Omissions. No delay or omission to exercise any right, power or remedy, upon any breach or default under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring.

SECTION 9.06 Waiver of Default. No waiver with respect to any breach or default in the performance of any obligation under the terms of this Agreement shall be deemed to be a waiver with respect to any subsequent breach or default, whether of similar or different nature. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement shall be effective only if made in writing and only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by virtue of law or otherwise afforded to any holder, shall be cumulative and not alternative.

SECTION 9.07 Further Instruments and Actions. The Parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfilment of the agreements herein contained.

SECTION 9.08 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

SECTION 9.09 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SECTION 9.10 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

THIS SPACE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

MANNING & NAPIER, INC.

By:	/s/ Sarah Turner
Name: Sarah Turner
Title: Corporate Secretary

MANNING & NAPIER GROUP, LLC

By:	/s/ Sarah Turner
Name: Sarah Turner
Title: Corporate Secretary

M&N GROUP HOLDINGS, LLC

By:	/s/ Sarah Turner
Name: Sarah Turner
Title: Authorized Signatory

[SIGNATURE PAGE TO SHARE REDEMPTION AND EXCHANGE AGREEMENT]

EXHIBIT A

Investor Questionnaire

Manning & Napier, Inc.

INVESTOR QUESTIONNAIRE

FOR NON-INDIVIDUAL INVESTORS

(ALL INFORMATION FURNISHED IN THIS

QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY)

Responses to this Questionnaire will be used by Manning & Napier, Inc. (the “Company”) to qualify prospective investors for purposes of federal and state securities laws.

We understand that you wish to acquire Class A common stock, par value $0.01 per share, of the Company in connection with the proposed exchange of equity. Please complete and return one copy of this Questionnaire as soon as possible to: Sarah Turner, Corporate Secretary, at sturner@manning-napier.com.

If the answer to any question below is “none” or “not applicable”, please so indicate.

1.	IDENTIFICATION

Name

Address of Principal Place of Business

Year and Jurisdiction of Formation or Incorporation

Type of Entity (corporation, partnership, etc.)

Was entity formed for the specific purpose of this investment?

Yes                         No

If answer is yes, each equity owner (shareholder, partner, etc.) of the entity must complete an Investor Questionnaire for Individual Investors.

2.	PROPOSED INVESTMENT

Please indicate the amount of the entity’s proposed investment in the Company. $

3.	BUSINESS

Please indicate which, if any, of the following accurately describes the entity:

(a)	[ ]	a bank as defined in section 3(a)(2) of the Securities Act of 1933 (the “Securities Act”) or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, acting in either an individual or fiduciary capacity;

(b)	[ ]	a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

(c)	[ ]	an investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;

(d)	[ ]	an investment adviser relying on the exemption from registering with the Securities and Exchange Commission under section 203(l) or (m) of the Investment Advisers Act of 1940;

(e)	[ ]	an insurance company as defined in section 2(13) of the Securities Act;

(f)	[ ]	an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act;

(g)	[ ]	a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

(h)	[ ]	a Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

(i)	[ ]	a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, which plan has total assets in excess of $5,000,000;

(j)	[ ]	an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, which satisfies one of the following criteria: (i) the investment decision for such plan is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser; (ii) such plan has total assets in excess of $5,000,000; or (iii) such plan is a self-directed plan and its investment decisions are made solely by persons who are “accredited investors” within the meaning of Rule 501(a) under the Securities Act;

(k)	[ ]	a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(l)	[ ]	an organization described in section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a partnership, or limited liability company, which was not formed for the specific purpose of investing in the Company, and which has total assets in excess of $5,000,000;

(m)	[ ]	a trust with total assets in excess of $5,000,000, which was not formed for the specific purpose of investing in the Company and whose investment in the Company is directed by a person with such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Company;

(n)	[ ]	a family office as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1): (i) with assets under management in excess of $5,000,000; (ii) that is not formed for the specific purpose of acquiring the securities offered; and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

(o)	[ ]	a family client as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1)), of a family office meeting the requirements in Section 3(k) and whose prospective investment in the issuer is directed by such family office;

(p)	[ ]	any entity in which all of the equity owners are “accredited investors” within the meaning of Rule 501(a) under the Securities Act; and

(q)	[ ]	any entity, of a type not listed in Sections (3)(a), (k), (l), (m), or (p), not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.

If paragraph (p) is checked, each equity owner (shareholder, partner, etc.) of the entity must complete an Investor Questionnaire for Individual Investors.

4.	AFFILIATION

If the entity has any pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of such relationship.

5.	INVESTMENT EXPERIENCE

Please provide information detailing the business, financial and investment experience of the entity and/or the investment manager of such entity which gives such entity or investment manager the capacity to evaluate the merits and risks of the proposed investment.

The above information is true and correct in all material respects. The undersigned recognizes that the Company is relying on the truth and accuracy of such information so that it may rely on certain exemptions from registration contained in the Securities Act of 1933, as amended, and the securities laws of certain states. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Date:___________

Name of Entity

By:
Signature of Authorized Representative

Printed Name of Authorized Representative

Printed Title of Authorized Representative